STATEMENT OF ADDITIONAL INFORMATION                      December 31, 1997
                                                              as Supplemented
                                                            February 20, 1998



                                 FMI FUNDS, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin  53202



             This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Funds, Inc., dated December 31, 1997. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Secretary or by calling (414) 226-4555.

                                 FMI FUNDS, INC.

                                Table of Contents

                                                                     Page No.

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . .    8

   PRINCIPAL STOCKHOLDERS  . . . . . . . . . . . . . . . . . . . . . . .   11

   INVESTMENT ADVISER AND ADMINISTRATOR  . . . . . . . . . . . . . . . .   12

   DETERMINATION OF NET ASSET VALUE AND PERFORMANCE  . . . . . . . . . .   13

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . .   14

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   15

   CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   18

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . .   19

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .   20

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   21






             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 31, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

             This Statement of Additional Information does not constitute an offer to sell securities.


                             INVESTMENT RESTRICTIONS


             As set forth in the Prospectus dated December 31, 1997 of FMI Funds, Inc. (the "Corporation") under the caption "Investment Objective and Policies", the investment objective of FMI Focus Fund (the "Fund") is capital appreciation. Consistent with its investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

             2. The Fund may sell securities short and write put and call options to the extent permitted by the Investment Company Act of 1940 (the "Act").

             3. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

             4. The Fund may pledge or hypothecate its assets to secure its borrowings.

             5. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

             6. The Fund will not make investments for the purpose of exercising control or management of any company.

             7. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations.

             8. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

             9. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

             10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

             11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

             12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

             13. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

             2. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

             3. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund;
   (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   Illiquid Securities

             The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

             Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

   Futures Contracts and Options Thereon

             The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

             The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

             Some futures and options strategies tend to hedge the Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

             The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying instrument or the amount by which the current market value of the underlying instrument exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

             When the Fund purchases or sells a stock index futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

             The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

             The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

             Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or
   trading may be suspended for specified periods during the day.   Futures
   contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

   Index Options Transactions

             The Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

             Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

             Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

             Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

             The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

   Options on Securities

             The Fund may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Fund will be traded on recognized securities exchanges.

             When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

             When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

             The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option. The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

             The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

             Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

             Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, address principal occupations during the past five years and other information with respect to each of the directors and offices of the Fund are as follows:

   BARRY K. ALLEN                Age 49

   30 South Wacker Drive
   Suite 3800
   Chicago, IL 60606
   (A DIRECTOR OF THE FUND)

             Mr. Allen is Executive Vice President, Consumer & Business Services, Ameritech, Chicago, Illinois and has served in that capacity since August, 1995. From September, 1993 to August 1995, Mr. Allen was President and Chief Operating Officer of Marquette Electronics, Inc., a manufacturer of medical electronic equipment and systems, Milwaukee, Wisconsin. From July, 1993 to September, 1993, Mr. Allen was President and Chief Executive Officer of Ameritech Illinois and from July, 1989 to July, 1993, Mr. Allen was President and Chief Executive Officer of Wisconsin Bell. Mr. Allen is a director of Harley-Davidson Inc. Mr. Allen is also a director of Fiduciary Capital Growth Fund, Inc., an investment company for which the Adviser serves as investment adviser.

   GEORGE D. DALTON              Age 69

   255 Fiserv Drive
   Brookfield, WI  53045
   (A DIRECTOR OF THE FUND)

             Mr. Dalton is Chairman of the Board, Chief Executive Officer and a director of Fiserv, Inc., a provider of financial data processing services to financial institutions, and has served in that capacity since 1984. Mr. Dalton is also a member of the Board of Directors of ARI Network Services, Inc., a provider of standard-based Internet-enabled electronic commerce services, and APAC TeleServices, Inc., a provider of out-sourced telephone-based marketing, sales and customer management solutions.

   PATRICK ENGLISH*              Age 37

   225 East Mason Street
   Milwaukee, Wisconsin
   (VICE PRESIDENT AND A DIRECTOR OF THE FUND)

             Mr. English is Senior Vice President of Fiduciary Management, Inc. and has been employed by such firm in various capacities since December, 1986. Mr. English is also Vice President of Fiduciary Capital Growth Fund, Inc.

   TED D. KELLNER*               Age 51

   225 East Mason Street
   Milwaukee, Wisconsin
   (PRESIDENT, TREASURER AND A DIRECTOR OF THE FUND)

             Mr. Kellner is Chairman of the Board and Chief Executive Officer of Fiduciary Management, Inc., an investment advisory firm, which he co-founded with Mr. Donald S. Wilson in 1980. Mr. Kellner is also President, Treasurer and a director of Fiduciary Capital Growth Fund, Inc.

   THOMAS W. MOUNT               Age 66

   401 Pine Terrace
   Oconomowoc, Wisconsin
   (A DIRECTOR OF THE FUND)

             Mr. Mount is retired Chairman and a director of Stokely
   USA, Inc., a canned and frozen food processor and was employed by such firm in various capacities since 1957. Mr. Mount is also a director of Fiduciary Capital Growth Fund, Inc.

   DONALD S. WILSON*             Age 54

   225 East Mason Street
   Milwaukee, Wisconsin
   (VICE PRESIDENT, SECRETARY AND A DIRECTOR OF THE FUND)

             Mr. Wilson is President and Treasurer of Fiduciary Management, Inc. Mr. Wilson is also Vice President, Secretary and a director of Fiduciary Capital Growth Fund, Inc.

   GARY G. WAGNER           Age 54

   225 East Mason Street
   Milwaukee, Wisconsin
   (VICE PRESIDENT AND ASSISTANT SECRETARY OF THE FUND)

             Mr. Wagner has been Executive Vice President of Fiduciary Management, Inc. since July 1, 1987. Mr. Wagner is also Vice President and Assistant Secretary of Fiduciary Capital Growth Fund, Inc.

   ____________________

   * Messrs. English, Kellner and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

             The Corporation was organized on September 5, 1996. The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $150 for each meeting of the Board of Directors attended. The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ending September 30, 1997:

                               COMPENSATION TABLE
                                                                    Total
                                     Pension or                 Compensation
                                     Retirement                     from
                                      Benefits     Estimated     Corporation
                       Aggregate     Accrued as      Annual       and Fund
                      Compensation    Part of       Benefits       Complex
        Name of           from          Fund          Upon         Paid to
         Person       Corporation     Expenses     Retirement   Directors(1)

    Barry K. Allen         $0            0             0            $600
    Ted D. Kellner         0             0             0              0
    Thomas W. Mount        $0            0             0            $600
    Donald S. Wilson       0             0             0              0
   ____________________
   (1) Fiduciary Capital Growth Fund, Inc. and the Corporation are the only investment companies in the Fund Complex.

                             PRINCIPAL STOCKHOLDERS

             Set forth below are the names and addresses of all holders of the Fund's Common Stock who as of November 28, 1997 beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by Ted D. Kellner, Donald S. Wilson and all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.

        Name and Address                   Amount and Nature of                  Percent of
      of Beneficial Owner                  Beneficial Ownership                    Class

                               Sole Power      Shared Power     Aggregate

    Ted D. Kellner
    225 East Mason Street
    Milwaukee, WI  53202            7,589*       214,157*        221,746*          41.05%*

    Donald S. Wilson
    225 East Mason Street
    Milwaukee, WI  53202            2,849        186,378*        189,227*          35.03%*

    Peter Griffith
    Investments
    57 Down Heath Circle
    Littleton, CO  80127           32,042          85,579         117,561          21.76%

    H.M. Baskerville, Jr.
    c/o Riverway Co.
    7703 Normandale Road
    Minneapolis, MN  55435         32,895          9,868*         42,763*           7.92%*

    Ronald F. Krantz
    2315 Evergreen Road
    Middleton, WI  53562                0         34,714*         34,714*           6.43%*

    Officers & Directors as
      a group (7 persons)              --              --        226,874*          42.00%*

    _______________

    *    Includes 186,378 shares owned by the Adviser, retirement plans of the Adviser and clients of the Adviser (including H.M. Baskerville, Jr. and Ronald F. Krantz) for whom the Adviser exercises investment discretion.  Messrs. Kellner and Wilson share the power to vote and dispose of the same 186,378 shares.

             By virtue of their stock ownership, Messrs. Kellner and Wilson are deemed to "control," as that term is defined in the Act, the Fund and the Corporation. The Corporation does not control any person.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser"). The Adviser is controlled by Ted D. Kellner and Donald S. Wilson. The Adviser's executive officers include Messrs. Kellner, Wilson, Wagner, English, Ms. Maria Blanco, Senior Vice President and Secretary, Mr. John Brandser, Vice President - Fixed Income, Ms. Camille Wildes, Vice President and Ms. Jody Reckard, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

             Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Fund did not begin operations until December 16, 1996. During the period from December 16, 1996 through September 30, 1997, the Fund paid the Adviser advisory fees of $10,941. During such period the Advisory Agreement provided for the Adviser to be paid annual advisory fees equal to 1.0% of the average daily net assets of the Fund.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.75%. As of the date of this Statement of Additional Information, the shares of the Fund are not qualified for sale in any state which imposes an expense limitation. Accordingly, the percentage applicable to the Fund is 2.75%. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the period from December 16, 1996 through September 30, 1997, the Adviser reimbursed the Fund $39,748 for excess expenses.

             As set forth in the Prospectus under the caption "Management of the Fund" the Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Investment Company Act of 1940 (the "Act"), calculates the Fund's net asset value, responds to stockholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all respects of the Fund's operations. During the period from December 16, 1996 through September 30, 1997, the Fund paid the Adviser fees of $3,718 pursuant to the Administration Agreement.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Corporation. Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Fund's stockholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned.

             The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

             As set forth in the Prospectus under the caption "Determination of Net Asset Value" the net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:

                                        n
                                P(1 + T) = ERV

             P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value of a
                       hypothetical $1,000 payment made
                       at the beginning of the stated
                       period at the end of the stated
                       period

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Allen, Dalton and Mount are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. During the period from December 16, 1996 through September 30, 1997, the Fund paid brokerage commissions of $12,156 on transactions having a total value of $5,340,120. All of the brokers to whom the Fund paid commissions provided research services to the Adviser.

                                    CUSTODIAN

             Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Trust Company also acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

             As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes" the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

             With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

             The Fund will utilize options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options, as well as gains and losses resulting from regulated futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of the distributions. In addition, nonequity options held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option will be increased or decreased to take into consideration the prior marked to market gains and losses. These tax considerations may have an impact on investment decisions made by the Fund. The trading strategies of the Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization.

             The Fund may acquire put options. Under the Code, put options on stock are taxed similar to short sales. If the Fund exercises or fails to exercise a put option the Fund will be considered to have closed a short sale. If the Fund owns the underlying stock or acquires the underlying stock before closing the short sale, the Straddle Rules may apply and the option positions may be subject to certain modified short sale rules. The Fund will generally have a short-term gain or loss on the closing of a short sale. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise the put option. If the Fund sells the put option without exercising it, its holding period will be the holding period of the option.

             The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income are taxable to investors as ordinary income, while distributions of net capital gain are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. The Code provides for a three-tiered tax rate structure for long-term capital gains dependent upon the Fund's holding period of the underlying financial instrument or capital asset. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund.
   A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

             Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the stockholders under the Act.

             The Corporation's bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Corporation's Prospectus, the Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1."

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             -    Leading market positions in well-established industries.

             -    High rates of return on funds employed.

             - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS

             Price Waterhouse LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 has served as the independent accountants for the Fund since the Fund's inception. As such Price Waterhouse LLP performs an audit of the Fund's financial statements and considers the Fund's internal control structure.

                              FINANCIAL STATEMENTS

             The following audited financial statements are incorporated by reference herein to the Corporation's Annual Report, dated September 30, 1997, (File No. 811-7831), as filed with the Securities and Exchange Commission through the EDGAR System on November 12, 1997.

             -    Report of Independent Accountants

             -    Statement of Assets and Liabilities as of September 30,
                  1997

             -    Schedule of Investments as of September 30, 1997

             - Statement of Operations for the period from December 16, 1996 (commencement of operations) to September 30, 1997

             - Statement of Changes in Net Assets for the period from December 16, 1996 (commencement of operations) to September 30, 1997

             - Financial Highlights for the period from December 16, 1996 (commencement of operations) to September 30, 1997

             -    Notes to Financial Statements